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                                                                    EXHIBIT 23.1





                          INDEPENDENT AUDITORS' CONSENT


We consent to the inclusion, in this Amendment No. 6 to the Registration Statement on Form SB-2, of our report dated May 12, 2000, on our audit of the financial statements of Eldorado Artesian Springs, Inc. We also consent to the reference to our firm under the caption "Experts".


                                        EHRHARDT KEEFE STEINER & HOTTMAN P.C.

                                        /s/ Ehrhardt Keefe Steiner & Hottman PC



November 16, 2000
Denver, Colorado